DEFINITIVE SCHEDULE 14A

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

☐ Preliminary Proxy Statement

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☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

NORTHERN ETHANOL, INC.

(Name of Registrant as Specified in Its Charter)

_______________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Northern Ethanol, Inc.

(a Delaware corporation)

Notice of Annual Shareholder Meeting

and

Proxy Statement

Northern Ethanol, Inc.

193 King Street East

Suite 300

Toronto, Ontario, M5A 1J5, Canada

May__, 2008

To our Stockholders:

On behalf of our Board of Directors, I cordially invite you to attend our 2008 Annual Meeting of Stockholders. This meeting will be held at the Company’s corporate office at 193 King Street East, Suite 300, Toronto, Ontario, M5A 1J5, Canada, on Tuesday, June 17, 2008 at 10:30 a.m., local time. During the meeting, we will discuss the items of business described in the accompanying Notice of Annual Meeting and Proxy Statement, update you on important developments in our business, and respond to any questions that you may have about us.

Information about the matters to be acted upon at the meeting is contained in the accompanying Notice of Annual Meeting and Proxy Statement. Also enclosed with this Proxy Statement are your proxy card instructions for voting. You are being asked to elect directors, ratify the appointment of our auditors, and conduct any other business properly raised at the meeting or any adjournments or postponements thereof.

Your vote is very important. Please take a moment now to cast your vote whether or not you plan to attend the meeting by completing, signing, dating and returning the enclosed proxy using the enclosed self-addressed, stamped envelope. You may still vote in person at the meeting, even if you return a proxy.

I look forward to seeing you at the meeting.

Yours truly,

s/Gordon Laschinger

Gordon Laschinger
Chief Executive Officer

i

Northern Ethanol, Inc.

193 King Street East

Suite 300

Toronto, Ontario, M5A 1J5, Canada

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD TUESDAY, JUNE 17, 2008

To the Shareholders of NORTHERN ETHANOL, INC.:

Pursuant to the Company’s Bylaws, please take notice that an Annual Meeting of Shareholders of Northern Ethanol, Inc. will be held at 193 King Street East, Suite 300, Toronto, Ontario, M5A 1J5, Canada, on Tuesday, June 17, 2008 at 10:30 A.M. local time to act on the following matters:

1.	To elect the following persons as directors of the Company: Gordon Laschinger, Robert Richards, Andrew I. Telsey, Paul Durst, Andrew Gertler and Frank Klees.

2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accountant to audit the Company’s financial books and records for its fiscal year ending December 31, 2008.

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

April 28, 2008, has been fixed as the record date of the shareholders entitled to vote at the meeting and only holders of shares of Common Stock of record at the close of business on that day will be entitled to vote. The stock transfer books will not be closed.

All shareholders are cordially invited to attend the meeting. To insure your representation at the meeting, please complete and promptly mail your proxy, which is solicited by the Board of Directors, in the return envelope provided. This will not prevent you from voting in person, should you so desire, but will help to secure a quorum and avoid added solicitation costs.

By Order of the Board of Directors

s/Gordon Laschinger

Gordon Laschinger, Chief Executive Officer

Dated: May __, 2008

Please date and sign the accompanying Proxy Card

and mail it promptly in the enclosed envelope.

ii

Northern Ethanol, Inc.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

To Be Held June 17, 2008

This Proxy Statement is furnished in conjunction with the solicitation of proxies by the Board of Directors of Northern Ethanol, Inc., a Delaware corporation (the “Company”), to be used at the Company’s Annual Meeting of Shareholders (the “Meeting”) to be held on Tuesday, June 17, 2008, at 10:30 a.m. at 193 King Street East, Suite 300, Toronto, Ontario, M5A 1J5, Canada, and at any adjournments or postponements thereof.

The questions and answers set forth below provide general information regarding this Proxy Statement and the Meeting.

What will stockholders be voting on at the Meeting?

1.	To elect six directors to hold office until the annual meeting of stockholders to be held in 2009;

2.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2008; and

3.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Who is entitled to vote at the Meeting and how many votes do they have?

Common stockholders of record at the close of business on the Record Date, April 28, 2008, may vote at the Meeting. Each share of Common Stock has one vote. There were 104,096,500 shares of Common Stock outstanding on the Record Date.

What percentage of our Common Stock do the directors and executive officers own?

None of our directors and executive officers own any of our issued or outstanding Common Shares as of the Record Date. They have been granted options to purchase shares of our Common Stock as of the Record Date. (See the discussion under the heading “PRINCIPAL SHAREHOLDERS” and “EXECUTIVE COMPENSATION — STOCK PLAN” for more details.)

How do I vote?

You must be present, or represented by proxy, at the Meeting in order to vote your shares. Even if you plan to attend the Meeting, we encourage you to vote your shares by proxy. Since we expect that many of our common stockholders will be unable to attend the Meeting in person, we send proxy cards to all of our common stockholders to enable them to vote.

What is a proxy?

A proxy is a person you appoint to vote on your behalf. If you complete and return the enclosed proxy card, your shares will be voted in accordance with your instructions by the proxies identified on the proxy card.

By completing and returning this proxy card, who am I designating as my proxy?

You will be designating Gordon Laschinger, our Chief Executive Officer, and Andrew I. Telsey, our general counsel and Corporate Secretary, as your proxy. They may act on your behalf together or individually and will have the authority to appoint a substitute to act as proxy.

How will my proxy vote my shares?

Your proxy will vote according to the instructions on your proxy card.

We do not intend to bring any other matter for a vote at the Meeting, and we do not know of anyone else who intends to do so. However, your proxies are authorized to vote on your behalf, in their discretion, on any other business that properly comes before the Meeting or any adjournments or postponements thereof.

How do I vote using my proxy card?

Simply complete, sign and date the enclosed proxy card and return it in the postage-paid, self-addressed envelope provided.

How do I change or revoke my proxy?

You may change or revoke your proxy at any time before your shares are voted at the Meeting by:

•	executing and delivering another later dated proxy card;

•	notifying the Company’s Corporate Secretary in writing at 193 King Street East, Suite 300, Toronto, Ontario, M5A 1J5, Canada, that you are changing or revoking your proxy; or

•	attending and voting by ballot in person at the Meeting.

Attendance at the Meeting will not itself revoke a proxy. All signed proxies that have not been revoked will be voted at the Meeting. If your proxy contains any specific instructions, they will be followed.

Who will count the votes?

An inspector of election designated by the Board will count the votes.

What constitutes a quorum?

A quorum, which is necessary to conduct business at the Meeting, constitutes a majority of the outstanding shares of our Common Stock entitled to be cast at the Meeting, present in person or represented by proxy. If you sign and return your proxy card, your shares will be counted in determining the presence of a quorum, even if you withhold your vote or abstain from voting. If a quorum is not present at the Meeting, the Chairman of the Meeting or the stockholders present in person or by proxy may adjourn the Meeting to a date not more than 120 days after the Record Date, until a quorum is present.

What are my voting choices when voting on director nominees, and what vote is needed to elect directors?

When voting on the election of director nominees to serve until the 2009 Annual Meeting of Stockholders and until their successors are elected, you may:

•	vote in favor of all nominees;

•	withhold votes as to all nominees; or

•	withhold votes as to one or more specific nominees.

A nominee is elected to the Board if a plurality of votes cast in the election of directors is cast “FOR” the nominee. Any votes withheld will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of the proposal. In the event that any nominee for director is unavailable for election, the Board may either reduce the number of directors or choose a substitute nominee. If the Board chooses a substitute nominee, the shares represented by a proxy will be voted for the substitute nominee, unless other instructions are given in the proxy.

The Board recommends that the stockholders vote “FOR” all of the nominees.

What are my voting choices when voting on the ratification of the appointment of KPMG LLP as our independent registered public accounting firm?

When voting on the ratification of the appointment of KPMG LLP as our independent registered public accounting firm, you may:

•	vote in favor of the ratification;

•	vote against the ratification; or

•	abstain from voting.

The affirmative vote of a majority of the votes cast is required for approval of the ratification of KPMG LLP. Abstentions will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of the proposal.

The Board recommends that the stockholders vote “FOR” the ratification of KPMG LLP.

What if I do not specify a choice for a matter when returning a proxy?

If you sign your proxy but do not give voting instructions, the individuals named as proxy holders on the proxy card will vote “FOR” the election of all nominees, “FOR” the ratification of KPMG LLP, and in their discretion on any other matters that may properly come before the Meeting.

Will my shares be voted if I do not provide my proxy or vote at the Meeting?

If you do not provide your proxy or vote at the Meeting and you are a stockholder whose shares of Common Stock are registered directly in your name with our transfer agent (Corporate Stock Transfer, Inc.), your shares of Common Stock will not be voted.

If you do not provide your proxy or vote at the Meeting and you are a stockholder whose shares of Common Stock are held in street name with a bank, brokerage firm or other nominee (i.e., in “street name”), your nominee may vote your shares in its discretion on the proposal to elect directors and the proposal to ratify KPMG LLP. The election of directors and the ratification of our independent registered public accounting firm are “routine matters” on which nominees are permitted to vote on behalf of their clients if no voting instructions are furnished.

Who is soliciting my proxy, how is it being solicited and who pays the cost?

The Board is soliciting your proxy for the Meeting. The solicitation process is being conducted primarily by mail. However, proxies may also be solicited in person, by telephone or facsimile. We pay the cost of soliciting proxies and may use employees to solicit proxies and also reimburse stockbrokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of our Common Stock.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means you have multiple accounts with our transfer agent, and to vote all your shares you will need to sign and return all proxy cards.

May stockholders ask questions at the Meeting?

Yes. At the end of the Meeting, our representatives will answer questions from stockholders.

PRINCIPAL SHAREHOLDERS

The following table sets forth certain information regarding the ownership of Common Stock as of April 28, 2008, the Record Date, by (i) each person known to us to be the beneficial owner of more than 5% of such securities, (ii) each of our directors, (iii) each of our executive officers, and (iv) all of our directors and executive officers as a group. Unless otherwise indicated, all shares are owned directly and the indicated person has sole voting and investment power. Included in the table are shares of our Common Stock that underlie outstanding options that may be exercised over the next year.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Common	Ronald Wyles 2170 Lakeshore Road, #204 Burlington, Ontario, L7R 1A6, Canada	10,000,000	9.6%

Common	Robert Watson 6 Buerkle Crescent Kitchener, Ontario, N2P 2S1, Canada	10,000,000	9.6%

Common	Robert Mark Young 204 Pandora Crescent Kitchener, Ontario, N2H 3E6, Canada	10,000,000	9.6%

Common	Boris Emanuel PO Box W325 Woods Center, Antigua	10,000,000	9.6%

Common	Karen Georgiou 10150 Pineview Trail Campbellville, Ontario, L0P 1B0, Canada	10,000,000	9.6%

Common	Zoran Bakich 1200 Don Mills Rd, Suite 517 Toronto, Ontario, M3B 3N8, Canada	10,000,000	9.6%

Common	Richard Brezzi 209 Shirley Dr Richmond Hill, Ontario, L4S 1T4, Canada	10,000,000		9.6%

Common	Lou Pupolin 2951 Highway #7, Unit 7 Concord, Ontario, L4K 1W3, Canada	10,000,000		9.6%

Common	1019562 Ontario Limited (1) 1 St. Paul Street, Unit 10 St. Catherines, Ontario, L2R 7L2, Canada	10,000,000		9.6%

Common	Rosten Investments Inc. (2) 193 King Street East Suite 200 Toronto, Ontario, M5A 1J5, Canada	10,000,000		9.6%

Common	Gordon Laschinger (3) 193 King Street East Suite 300 Toronto, Ontario, M5A 1J5, Canada	2,000,000	(4)	1.4%

Common	Andrew I. Telsey (3) 12835 E. Arapahoe Road Tower 1 Penthouse #803 Englewood, CO 80112	83,333	(4)	*

Common	Andrew Gertler (3) 193 King Street East Suite 300 Toronto, Ontario, M5A 1J5, Canada	200,000	(4)	*

Common	Paul Durst (3) 193 King Street East Suite 300 Toronto, Ontario, M5A 1J5, Canada	50,000	(4)	*

Common	Robert Richards (3) 193 King Street East Suite 300 Toronto, Ontario, M5A 1J5, Canada	50,000	(4)	*

Common	Frank Klees (3) 193 King Street East Suite 300 Toronto, Ontario, M5A 1J5, Canada	87,500	(4)	*

Common	Steven Reader (3) 193 King Street East Suite 300 Toronto, Ontario, M5A 1J5, Canada	171,233	(4)	*

Common	Richard Smith (3) 193 King Street East Suite 300 Toronto, Ontario, M5A 1J5, Canada	56,438	(4)	*

Common	All Officers and Directors as a Group (8 persons)	2,698,504	(4)	2.6%

*	Less than 1%

(1)

Nicola DeRosa is the sole shareholder and principal officer of this company and possesses voting and investment control over these shares of common stock. His address is the same as the address indicated.

(2)

Vince DeRosa is the sole shareholder and principal officer of this company and possesses voting and investment control over these shares of common stock. His address is the same as the address indicated.

(3)	Officer and/or Director of our Company.

(4)

All of these shares are subject to option at an exercise price of $1.00 per share. An aggregate of 185,609 shares are subject to options that may be exercised over the 60 day period following the date of this Proxy Statement by our officers and/or directors. See “EXECUTIVE COMPENSATION – STOCK PLAN.”

BOARD OF DIRECTORS

The primary responsibility of the Board is to foster the long-term success of our Company, consistent with their fiduciary duty to the stockholders. The Board has responsibility for establishing broad corporate policies, setting strategic direction, and overseeing management, which is responsible for the day-to-day operations of our Company. In fulfilling this role, each director must act in good faith in a manner he reasonably believes to be in our best interests with the care an ordinarily prudent person in a like position would use under similar circumstances. The directors are regularly kept informed about our business at meetings of the Board and its Committees and through supplemental reports and communications. The responsibilities of the Board’s standing Committees are addressed separately in this Proxy Statement.

The Board held seven meetings in 2007 and took action by unanimous consent pursuant to the laws of the State of Delaware on four occasions. Directors are expected to attend Board meetings, the Annual Meeting of Stockholders and meetings of the Committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. During 2007, each nominee for director attended more than 75% of the aggregate number of meetings of the Board and all Committees on which he served.

COMMUNICATIONS WITH THE BOARD

Stockholders and other interested parties who wish to communicate with the Board may do so by writing to:

Mr. Gordon Laschinger

Chairman of the Board of Directors

Northern Ethanol, Inc.

193 King Street East

Suite 300

Toronto, Ontario, M5A 1J5, Canada

Our Audit Committee has also adopted a whistle-blower policy to allow employees, stockholders and other interested persons to communicate directly with our Audit Committee, including to report complaints relating to accounting, internal accounting controls, or auditing matters. Communications should be addressed to:

Andrew Gertler

Chairman of the Audit Committee

Northern Ethanol, Inc.

193 King Street East

Suite 300

Toronto, Ontario, M5A 1J5, Canada

Any communications may be made on an anonymous or confidential basis, but should contain sufficiently specific information to permit the Audit Committee or Board to pursue the matter.

COMMITTEES OF THE BOARD

The Board has established various Committees of the Board to assist it with the performance of its responsibilities. These Committees and their members are listed below. The Board designates the members of these Committees and the Committee Chairs annually at its organizational meeting following the Annual Meeting of Stockholders, based on the recommendation of the Nominating and Corporate Governance Committee. The Board has adopted written charters for each of these Committees, which can be found at the investor relations section of the Company’s website at www.northern-ethanol.com. Copies are also available in print to any stockholder upon written request to Northern Ethanol, Inc., 193 King Street East, Suite 300, Toronto, Ontario, M5A 1J5, Canada, Attention: Corporate Secretary. The Chair of each Committee develops the agenda for that Committee and determines the frequency and length of Committee meetings.

Audit Committee

Our Board has established an Audit Committee, which is composed of three independent directors, Messrs. Gertler (Chairman), Durst and Richards. The Committee’s primary duties are to:

•

review and discuss with management and our independent auditor our annual and quarterly financial statements and related disclosures, including disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the results of the independent auditor’s audit or review, as the case may be;

•	review our financial reporting processes and internal control over financial reporting systems and the performance, generally, of our internal audit function;

•

oversee the audit and other services of our independent registered public accounting firm and be directly responsible for the appointment, independence, qualifications, compensation and oversight of the independent registered public accounting firm, who reports directly to the Audit Committee;

•	provide an open means of communication among our independent registered public accounting firm, management, our internal auditing function and our Board;

•	review any disagreements between our management and the independent registered public accounting firm regarding our financial reporting;

•	prepare the Audit Committee report for inclusion in our proxy statement for our annual stockholder meetings; and

•	establish procedures for complaints received regarding our accounting, internal accounting control and auditing matters.

Our Audit Committee charter also mandates that our Audit Committee approve all audit and permissible non-audit services conducted by our independent registered public accounting firm. The Audit Committee met seven times in 2007.

Audit Committee Matters

The functions of the Audit Committee are more fully described under “Report of the Audit Committee” below. Upon the recommendation of the Nominating and Governance Committee, the Board has determined that each of our Audit Committee members are independent of management and free of any relationships that, in the opinion of the Board, would interfere with the exercise of independent judgment and are independent, as that term is defined under the enhanced independence standards for audit committee members in the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder.

The Board has determined that Messrs. Gertler and Durst are “audit committee financial experts,” as that term is defined in the rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. The Board has further determined that each of the members of the Audit Committee is financially literate and that at least one member of the Committee has accounting or related financial management expertise, as such terms are interpreted by the Board in its business judgment.

Audit Committee Pre-Approval Policies

The Audit Committee must pre-approve all services rendered by the Company’s independent registered public accounting firm. The Audit Committee has delegated to its Chairman the authority to grant any pre-approvals in between scheduled meetings. Any decision to grant pre-approval is presented to the full Audit Committee at its next scheduled meeting.

Compensation Committee

Our Board has established a Compensation Committee, which is composed of three independent directors, Messrs. Richards (Chairman), Durst and Gertler. In addition, the Committee members are “non-employee directors” (within the meaning of Rule 16b-3 of the Exchange Act) and “outside directors” (within the meaning of Section 162(m) of the Internal Revenue Code). The Committee’s primary duties are to:

•	approve corporate goals and objectives relevant to executive officer compensation and evaluate executive officer performance in light of those goals and objectives;

•	determine and approve executive officer compensation, including base salary and incentive awards;

•	make recommendations to the Board regarding compensation plans;

•	administer our stock plan; and

•	prepare a report on executive compensation for inclusion in our proxy statement for our annual stockholder meetings.

Our Compensation Committee determines and approves all elements of executive officer compensation. It also provides recommendations to the full Board of Directors with respect to non-employee director compensation. The Compensation Committee may not delegate its authority to any other person, although it may delegate its authority to a subcommittee.

The Compensation Committee did not meet in 2007.

Corporate Governance Committee

Our Board has also established a Corporate Governance Committee. The Corporate Governance Committee consists of Messrs. Klees (Chairman), Gertler and Laschinger. The Committee’s primary duties are to:

•	recruit new directors, consider director nominees recommended by stockholders and others and recommend nominees for election as directors;

•	review the size and composition of our Board and its Committees;

•	oversee the evaluation of the Board;

•	recommend actions to increase the Board’s effectiveness; and

•	develop, recommend and oversee our corporate governance principles, including our Code of Business Conduct and Ethics and our Corporate Governance Guidelines.

The Corporate Governance Committee did not meet in 2007.

Nominating Committee

The Nominating Committee consists of Messrs. Klees (Chairman), Durst and Laschinger. This Committee assists the Board of Directors in identifying prospective director nominees and approves director nominees for the next annual meeting of stockholders.

The Nominating Committee did not meet in 2007

We recommend that stockholders review the charters for the Audit Committee, the Compensation Committee, the Nominating Committee and Corporate Governance Committee, available at our website at www.northernethanol.com for a full description of the respective Committee’s responsibilities. Charters are also available in print, as noted above.

CODE OF BUSINESS CONDUCT AND ETHICS

Our Code of Business Conduct and Ethics applies to all of our officers, employees and directors, including our Chief Executive Officer and Chief Financial Officer. We have always conducted our business in accordance with the highest standards of conduct. Full compliance with the letter and spirit of the laws applicable to our businesses is fundamental to us. Equally important are equitable conduct and fairness in our business operations and in our dealings with others. Our Code of Business Conduct and Ethics reflects the foregoing principles.

We have satisfied the disclosure requirement under Item 5.05 of Form 8-K relating to amendments to or waivers from any provision of the Code of Business Conduct and Ethics applicable to our Chief Executive Officer and Chief Financial Officer by posting such information on our website at www.northern-ethanol.com.

CORPORATE GOVERNANCE GUIDELINES

The Board has also adopted a set of Corporate Governance Guidelines that reflect our governance principles and our commitment to maintaining high corporate governance standards.

The Corporate Governance Committee is responsible for periodically reviewing the Corporate Governance Guidelines and the Code of Business Conduct and Ethics and for considering, as necessary, making recommendations on governance issues that should be addressed by the Board.

PROPOSAL 1—ELECTION OF DIRECTORS

In accordance with our Certificate of Incorporation, as amended, each member of our Board is elected annually.

All of the nominees for director are directors presently. Our Nominating Committee did not receive any recommendations of director candidates from any stockholder or group of stockholders during 2007. We did not utilize any third-party search firms to assist in identifying potential director candidates during 2007. The Board, upon the recommendation of the Nominating Committee, has affirmatively determined that each of the following nominees for director is independent within our Corporate Governance Guidelines: Messrs. Gertler, Richards, Klees and Durst.

The Nominating Committee is responsible for reviewing with the Board the requisite skills and characteristics of new Board members as well as the composition of the Board as a whole. This assessment includes members’ qualification as independent, as well as consideration of diversity, age, skills and experience in the context of the Board’s needs. Nominees for directorships are selected by the Nominating Committee and recommended to the Board in accordance with the policies and principles in its charter. The Nominating Committee does not distinguish between nominees recommended by stockholders and other nominees. Stockholders wishing to suggest candidates to the Nominating Committee for consideration as directors must submit a written notice to the Company’s Corporate Secretary, who will provide it to the Nominating Committee. Our Bylaws set forth the procedures a stockholder must follow to nominate directors. These procedures are summarized in this Proxy Statement under the caption “STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING OF STOCKHOLDERS.”

The following table sets forth the name and the position(s) currently held by each person nominated as a director:

Name	Age	Position

Gordon Laschinger	60	Chief Executive Officer, President and Chairman of the Board

Andrew I. Telsey	55	Corporate Secretary and Director

Andrew M. Gertler	47	Director

Robert Richards	56	Director

Paul T. Durst	55	Director

Frank F. Klees	56	Director

Each of these directors, if reelected, will serve as director until the Annual Meeting of Stockholders held in 2009 and the election and qualification of the director’s respective successor or until the director’s earlier death, removal or resignation.

All nominees have consented to be named and have agreed to serve if elected. Although it is not anticipated that any of the persons named above will be unable or unwilling to stand for reelection, a proxy, in the event of such occurrence, may be voted for a substitute nominee to be designated by the Board, or, as an alternative, the Board may reduce the number of directors to be elected at the Meeting or leave the position(s) vacant.

The following is a biographical summary of the business experience of our current Directors, each of who is nominated to serve as a director of our Company for an additional one year term:

Gordon Laschinger assumed his position as our CEO and President in April 2006. He was named Chairman of our Board of Directors in June 2006. In addition to his position with us, since May 2006 he has also been CEO and President of Northern Granite Energy, Inc., a developmental stage company that intends to engage in the oil and gas business. Prior to his assuming his positions with us, from July 1997 through February 2006, he was Vice President – Investments of J.J. Barnicke Limited, Toronto, Canada, a licensed real estate brokerage firm. From 2004 to 2007, Mr. Laschinger served as Chairman of William Osler Health Centre, the largest community hospital in Ontario, Canada. He devotes a substantial portion of his time to our affairs.

Andrew I. Telseywas appointed as our Corporate Secretary and a Director in September 2006. Since 1984, Mr. Telsey has been President and sole shareholder of Andrew I. Telsey, P.C., Englewood, Colorado, a law firm emphasizing securities law, business transactions, mergers and acquisitions and general corporate matters. This firm is also our securities and corporate counsel. Mr. Telsey received a Juris Doctor degree from Syracuse University College of Law in 1979 and a Bachelor of Arts degree from Ithaca College in 1975. In his capacity as an officer and director of our Company, he devotes only such time as necessary to our business, which does exceed 20 hours per month.

Andrew M. Gertlerhas been a Director of our Company since November 2004. From November 2004 through June 2006, he was our Chairman of the Board. From November 2004 through April 2006, he was our President and Chief Executive Officer. In addition to his positions with us, since July 2006, Mr. Gertler has been a principal of Lester Asset Management, Inc., Montreal, Quebec, a discretionary money management and advisory firm where he engaged in portfolio management, merger and acquisition activities, corporate reorganization and private equity investments. In addition, since August 2004, he has been the Chairman of the Board of Neutron Enterprises, Inc., a public media company. He also has been a Director of Avicena Group, Inc. since February 2005. Prior, from April 2001 through April 2004, he was the Managing Director of Gestion Jean-Paul Auclair Inc., a privately held money management company. Since July 2007, he has also been a director of Zi Corp., an Alberta, Canada based company that is a foreign reporting company with the SEC whose stock trades on the NASDAQ Capital Markets and engaged in the telecommunications industry. Mr. Gertler obtained an MBA degree from the University of Western Ontario in 1984 and a Bachelor of Commerce degree in finance from McGill University in 1982. He devotes only such time as necessary to our business.

Paul T. Durstassumed his position as a Director of our Company in September 2006. In addition, he has been the Controller and Chief Financial Officer of Schickedanz Bros. Limited, Ontario, Canada since November 2000. This company is a developer of real estate as well as a property manager, with assets in excess of $250 million. Mr. Durst has over 24 years of experience in finance and administration. He has been a Certified General Accountant since 1982. He devotes only such time as necessary to our business.

Frank F. Klees assumed his position as a Director of our Company in September 2006. In addition, he has been President of Klees & Associates, Ltd, Ontario, Canada, since January 1982, a company engaged in financial services consulting. In addition to insurance and employee benefit services, this company also provides contract negotiation and agency services for professional athletes in the Canadian and National Football Leagues. Also, since July 1995, Mr. Klees has been a sitting Member of the Provincial Parliament Legislative Assembly in Ontario and has held numerous government positions, including a member of the Cabinet in 1999, Ontario’s Tourism Minister and Minister of Transportation. Mr. Klees also currently sits as a member of the Board of Directors for numerous private and public companies, including Roxul, Inc. and Tribute Resources, Inc. He obtained a Theology diploma from Toronto Baptist Seminary in 1973. Mr. Klees also acts as a consultant to our Company and devotes approximately 5% of his time to our business affairs.

Robert Richards assumed his position as a Director of our Company in September 2006. In addition, he served as President and CEO of the William Osler Health Centre, Brampton, Ontario, from March 2005 to January 2008. Previously, from March 2004 through March 2005, he was retired. From 1998 through March 2004, he was the President and CEO of the Municipal Property Assessment Corporation, Pickering, Ontario. He received a Master of Business Administration degree in 1982 from York University, Toronto, and a Bachelor of Arts degree from the University of Windsor, with a combined mathematics and economics major, in 1972. He devotes only such time as necessary to our business.

COMPENSATION OF DIRECTORS

In September 2006, our Board of Directors adopted a policy whereby a non-salaried Director shall be paid the following compensation for their services while acting in the capacity of a Director: (i) an annual sum of Ten Thousand (C$10,000) Dollars (all references to Canadian dollars herein are designated as “C$”), payable in quarterly installments; (ii) the sum of Five Hundred (C$500) Dollars for attendance at or participation in each meeting of the Board of Directors; (iii) out-of-pocket expenses incurred by such Director for attendance at or participation in each meeting of the Board of Directors; and (iv) the granting of options under the Company’s 2006 Stock Plan to purchase 100,000 shares of our Common Stock at an option price of One ($1.00) Dollar per share, such options to expire five (5) years from the date of issuance. As of the date hereof, we have not paid our Directors the fees described above, but have accrued an aggregate of $61,117 on our balance sheet relevant thereto.

We also reimburse reasonable travel expenses of non-employee directors incurred in connection with their Board and Committee meeting attendance.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR

EACH OF THE NOMINEES NAMED IN PROPOSAL 1.

OUR EXECUTIVE OFFICERS

The following individuals currently serve as our executive officers. Ages are as of December 31, 2007.

Name	Age	Position

Gordon Laschinger	60	Chief Executive Officer, President and Chairman of the Board

Andrew I. Telsey	55	Corporate Secretary and Director

Richard Smith	48	Chief Financial Officer

Steven Reader	51	Chief Operating Officer, Vice President – Development

Biographical information for Messrs. Laschinger and Telsey is contained above under the heading “PROPOSAL I—ELECTION OF DIRECTORS.” Biographical information with regard to our other executive officers is set forth below.

Richard Smith became our Chief Financial Officer in November 2006. From June 2006 through October 2006, he was an independent consultant. His most significant client during this period was Monterra Lumber Mills

Limited, Bolton, Ontario, Canada, a private company engaged in the manufacturing of softwood lumber products. From March 2003 through May 2006, Mr. Smith was the Chief Financial Officer for AMJ Campbell, Inc., Mississauga, Ontario, Canada, a private company engaged in moving and storage. From November 2001 through February 2003, Mr. Smith was an independent consultant with his most significant client being SMTC Corporation, Markham, Ontario, Canada, a NASDAQ and TSX listed company engaged in electronics manufacturing services. From August 1998 through October 2001, Mr. Smith was the Chief Financial Officer of SMTC Corporation. Mr. Smith received a Bachelor of Commerce degree from the University of Toronto in 1982 and became a Chartered Accountant by obtaining his certification from the Ontario Institute of Chartered Accountants in 1985. He devotes substantially all of his time to our business affairs.

Steven Readerassumed his position as our Chief Operating Officer and Vice President – Development in July 2006. Prior to his assuming his positions with our Company, from 1992 through July 2006, Mr. Reader was the President of Chartwell Energy, Toronto, Canada, an energy company with operations throughout North America. He also spent a total of eleven years as a contractor for DTE Energy Services, Ann Arbor, Michigan, and TransCanada Pipelines, Toronto, Canada, where he was involved in power development for Canada and the U.S. He devotes substantially all of his business time to our operations.

EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT

Other than what is described under Employment Agreements herein, there were no changes to the compensation of the executive officers of the Company in the year.

Submitted by:

Compensation Committee

Robert Richards (Chairman)

Paul Durst

Andrew Gertler

April 28, 2008

The information contained in the report above shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Compensation Discussion and Analysis

We have a Compensation Committee comprised of three independent directors, Messrs. Richards (Chairman), Durst and Gertler. Under our Compensation Committee charter, our Compensation Committee determines and approves all elements of executive officer compensation.

The Compensation Committee’s primary objectives in determining executive officer compensation are:

•	developing an overall compensation package that is at market levels and thus fosters executive officer retention; and

•	aligning the interests of our executive officers with our stockholders by linking a significant portion of the compensation package to performance.

SUMMARY COMPENSATION TABLE

The table below sets forth the compensation earned by our principal executive officer, principal financial officer and other executive officers (the “named executive officers”) for the fiscal years ended December 31, 2007 and 2006. Mr. Laschinger assumed his position with our Company in April 2006. Prior thereto, no officer or director received any compensation from our Company. Mr. Reader assumed his position in July 2006. Mr. Telsey assumed his position in September 2006. Mr. Smith assumed his position in November 2006. Other than Mr. Laschinger, Mr. Reader and Mr. Smith, none of our officers or directors received aggregate compensation in excess of $100,000 during 2007 or 2006.

		Annual		Long-Term Compensation
		Compensation		Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Restricted Stock Awards ($)	Stock Option Awards ($)	Securities underlying options/ SARS (#)	Non-Equity Incentive Plan Compensation	Non-qualified Deferred Compensation Earnings	All Other Compensation ($)	Total Compensation ($)
Gordon Laschinger, Chief Executive Officer, President and Chairman of the Board (1)	2007	$293,183	$0	$0	$360,388	0	$0	$0	$0	$653,571
	2006	178,486	0	0	917,193	2,000,000	0	0	0	1,095,679

Steven Reader, Chief Operating Officer, Vice- President –Business Development	2007	$257,430	$0	$0	$76,784	150,000	$0	$0	$0	$334,214
	2006	109,769	0	0	84,826	300,000	0	$0	0	194,595

Richard Smith, Chief Financial Officer	2007	$177,241	$0	$0	$32,719	200,000	$0	$0	$0	$209,960
	2006	27,972	0	0	18,893	90,000	0	0	0	46,865

(1) As of the date hereof, we have not paid reimbursed Mr. Laschinger for expenses he has incurred on behalf of the Company and have accrued $96,961 on our balance sheet relevant thereto.

EMPLOYMENT AGREEMENTS

In April 2006, we entered into an employment agreement with Gordon Laschinger, our Chief Executive Officer. In July 2006 we entered into an employment agreement with Steven Reader, our Chief Operating Officer, Vice-President Business Development. In December 2006, we entered into an employment agreement with Richard Smith, our Chief Financial Officer.

Mr. Laschinger’s agreement provides for a three year term, Mr. Reader’s agreement for a four year term, and Mr. Smith’s agreement has no term. All agreements provide for vacation time, reimbursement of expenses relating to our business and provides for each employee to participate in benefit plans maintained by us that provide for health, dental and disability insurance. All agreements further provide for termination upon their death and, in the case of Mr. Laschinger and Mr. Reader, also on a final determination of their disability. The agreements may be further terminated upon cause, defined in the agreements as any material failure by the employee to perform the services for which they were retained if they do not cure the same within two weeks after receipt of notice of such default, the voluntary or involuntary bankruptcy of the employee, fraud and dishonesty, gross negligence, unethical or immoral conduct or willful malfeasance by the employee in connection with the performance of his duties under the agreement, or the conviction of the employee of a felony.

We have the right to terminate Mr. Laschinger and Mr. Reader’s respective agreements provided that we pay an amount equal to each employee’s base salary, fixed expenses and benefits, if any, on three months notice. Mr. Smith can be terminated at any time provided that we pay an amount equal to his base salary, fixed expenses and benefits, if any, with notice as determined by Ontario common law. Pursuant to the terms of his agreement, the base salary payable to Mr. Laschinger was initially C$15,000 per month. This base salary has since increased to C$25,000 per month. The base salary payable to Mr. Reader is C$22,000 per month. Mr. Smith’s base salary is C$15,000 per month. All three agreements provide for an escalating salary upon the occurrence of certain events. In the discretion of our Compensation Committee, Mr. Laschinger and Mr. Reader may receive an annual bonus equal to 50% of their base salary and Mr. Smith may receive an annual bonus equal to 30% of his base salary. No bonuses were paid during our fiscal years ended December 31, 2007 and 2006. It is not anticipated that any bonuses will be paid to any of our executive officers during our fiscal year ended December 31, 2008.

STOCK PLAN

On April 4, 2006, our Board of Directors and a majority of our shareholders approved by consent our 2006 Stock Plan (the “Plan”). This Plan provides for the grant of incentive and non-qualified stock options that may be issued to key employees, non-employee directors, independent contractors and others, and we have reserved 8,000,000 shares of our Common Stock for issuance under the Plan. The options are to be granted for a term of not more than ten (10) years for Non-qualified Stock Options and not more than five (5) years for Incentive Stock Options and other terms and conditions that are usual and customary. As of the date of this Proxy Statement, the following options have been issued pursuant to the Plan. Each option may be exercised at a price of $1.00 per share.

Name	Date of Grant	No. of Options	Vesting Period

GordonLaschinger (1)	April 1, 2006	2,000,000	equal amounts each quarter over 8 quarters from grant

Fraser Laschinger (2)	May 1, 2006 September 28, 2007	275,000

200,000 shares in equal amounts each quarter over 8 quarters from grant

20,000 shares, one year from date of grant, 20,000 shares, two years from date of grant,

35,000 shares, three years from date of grant

Natalie Horrell (2)	June 8, 2006 September 28, 2007	100,000

24,000 shares in equal amounts each quarter over 8 quarters from grant

20,000 shares, one year from date of grant, 20,000 shares, two years from date of grant,

36,000 shares, three years from date of grant

Steve Reader (2)	July 15, 2006 September 28, 2007	450,000

300,000 shares in equal amounts each quarter over 12 quarters from grant

40,000 shares, one year from date of grant, 40,000 shares, two years from date of grant,

70,000 shares, three years from date of grant

Andrew Gertler (3)	September 8, 2006 June 6, 2007	250,000	175,000 shares immediately at grant 25,000 shares at date of grant, 25,000 shares one year from date of grant, 25,000 shares two years from date of grant

Paul Durst (3)	September 8, 2006 June 6, 2007	100,000	25,000 shares immediately at grant 25,000 shares at date of grant, 25,000 shares one year from date of grant, 25,000 shares two years from date of grant

Frank Klees (3)	September 8, 2006	200,000

50,000 shares in equal amounts each quarter over the first year from grant,

50,000 shares in equal amounts each quarter over the second year from grant, and

100,000 shares in equal amounts each quarter over the third year from grant

Robert Richards (3)	September 8, 2006 June 6, 2007	100,000	25,000 immediately at grant 25,000 shares at date of grant, 25,000 shares one year from date of grant, 25,000 shares two years from date of grant

Andrew Telsey (1)	September 8, 2006 November 2, 2006 June 6, 2007	200,000

25,000 shares immediately at grant,

100,000 shares in equal amounts annually over 3 years from grant

25,000 shares at date of grant,

25,000 shares one year from date of grant,

25,000 shares two years from date of grant

Christina Ferrari (4)	November 2, 2006	100,000	equal amounts each quarter over one year from grant

Robert D. Ferrari (4)	November 2, 2006	100,000	equal amounts each quarter over one year from grant

Caterina Ferrari (4)	November 2, 2006	100,000	equal amounts each quarter over one year from grant

Patricia Lomprinos (4)	November 2, 2006	100,000	equal amounts each quarter over one year from grant

Annette Pistilli (4)	November 2, 2006	75,000	equal amounts each quarter over one year from grant

Monika Fabbro (4)	November 2, 2006	100,000	equal amounts each quarter over one year from grant

Carmela Rogers (4)	November 2, 2006	50,000	equal amounts each quarter over one year from grant

Sukhdev Chagger (4)	November 2, 2006	25,000	equal amounts each quarter over one year from grant

Libertad Martinez (4)	November 2, 2006	50,000	equal amounts each quarter over one year from grant

Robert Carley (4)	November 2, 2006	200,000	equal amounts each quarter over one year from grant

Richard Smith (2)	November 2, 2006 September 28, 2007	290,000

90,000 shares in equal amounts each quarter over 9 quarters from grant

50,000 shares, one year from date of grant,

50,000 shares, two years from date of grant,

100,000 shares, three years from date of grant

Gordon Langille (2)	November 2, 2006 September 28, 2007	225,000	75,000 shares in equal amounts annually over 3 years from grant 50,000 shares, one year from date of grant, 50,000 shares, two years from date of grant, 100,000 shares, three years from date of grant

(1)	Officer and Director of our Company.
(2)	Employee of our Company.
(3)	Director of our Company.
(4)	Founder of our Company

Fraser Laschinger is the adult son of Gordon Laschinger, who disclaims all beneficial ownership of shares owned by Fraser Laschinger.

The purpose of the Plan is to aid us in retaining the services of executive and key employees and in attracting new management personnel when needed for future operations and growth, and to offer such personnel additional incentive to put forth maximum efforts for the success of our business and opportunities to obtain or increase proprietary interest and, thereby, to have an opportunity to share in our success.

AUDIT COMMITTEE REPORT

In accordance with our Audit Committee Charter, our Audit Committee oversees our financial reporting process on behalf of our Board. Management has the primary responsibility for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles, internal control over financial reporting, and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Audit Committee’s responsibility is to monitor and oversee these processes. In fulfilling its oversight responsibilities, our Audit Committee reviewed and discussed the audited financial statements in the Annual Report on Form 10-KSB for the year ended December 31, 2007, with management, including a discussion of the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

Our Audit Committee reviewed with the independent registered public accounting firm, who is responsible for auditing our financial statements and for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, the firm’s judgments as to the quality of our accounting principles and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

In addition, our Audit Committee received the written disclosures and the letter from our independent registered public accounting firm required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, discussed with our independent registered public accounting firm the firm’s independence from both management and our Company and considered the compatibility of our independent registered public accounting firm’s provision of non-audit services to our company with its independence.

In reliance on the reviews and discussions referred to above, but subject to the limitations on the role and responsibility of our Audit Committee referred to below, our Audit Committee recommended to our Board that (and our Board has approved) the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2007, for filing with the SEC.

Except for Mr. Durst, the members of our Audit Committee are not professional accountants. Mr. Durst does not act in the capacity of a professional accountant on our behalf. Committee members rely on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, our Audit Committee serves an oversight role and does not itself determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control over financial reporting and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our Audit Committee’s considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States), that the financial statements are presented in accordance with United States generally accepted accounting principles or that KPMG LLP is in fact “independent.”

Submitted by:

Audit Committee

Andrew Gertler (Chairman)

Paul Durst

Robert Richards

April 28, 2008

The information contained in the report above shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

PROPOSAL 2—RATIFICATION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2008. A representative of KPMG LLP is expected to be present at the Meeting, will have an opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions.

Stockholder ratification of the Audit Committee’s appointment of our independent registered public accounting firm is not required by our bylaws or otherwise. However, our Board is submitting the appointment of KPMG LLP to the stockholders for ratification as a matter of what it considers to be good corporate practice. Even if the appointment is ratified, our Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in our and our the stockholders’ best interests.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR

THE RATIFICATION OF KPMG LLP.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The following table presents fees for professional audit services rendered by KPMG LLP and Raich Ende Malter & Co. for the years ended December 31, 2007 and December 31, 2006.

	December 31, 2007	December 31, 2006

Audit Fees	$206,282	$129,038
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$206,282	$129,038

AUDIT FEES

Audit fees consist of amounts billed for professional services rendered for the audit of our annual consolidated financial statements included in our Annual Reports on Form 10-KSB, and reviews of our interim consolidated financial statements included in our Quarterly Reports on Form 10-QSB, and our Registration Statement on Form SB-2, including amendments thereto, which was completed during our 2007 fiscal year.

TAX FEES

Tax fees consist of amounts billed for professional services rendered for tax return preparation, tax planning and tax advice.

ALL OTHER FEES

Other fees consist of amounts billed for services other than those noted above.

Our Audit Committee is responsible for approving all audit, audit-related, tax and other services. The Audit Committee pre-approves all auditing services and permitted non-audit services, including all fees and terms to be performed for us by our independent auditor at the beginning of the fiscal year. Non-audit services are reviewed and pre-approved by project at the beginning of the fiscal year. Any additional non-audit services contemplated by the Company after the beginning of the fiscal year are submitted to the Audit Committee Chairman for pre-approval prior to engaging the independent auditor for such services. Such interim pre-approvals are reviewed with the full Audit Committee at its next meeting for ratification.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

RELATED PARTY TRANSACTIONS

From inception through April 2006, we utilized the office space and equipment of a stockholder at no cost. Management estimates such amounts to be immaterial.

We are leasing our Barrie site and our Head Office space from Fercan Developments Inc., a company affiliated with Rosten Investments Inc. (“Rosten”). In September 2006, the Company deposited $200,000 in trust with Aurora Beverage Corporation (“Aurora”), an entity affiliated with Rosten, to hold storage tanks for possible use in ethanol production. This refundable deposit gave the Company a right of first refusal on the tanks for a period of 180 days at a price to be negotiated. Following a decision not to utilize these storage tanks, the Company was refunded this deposit in February 2007. Rosten owns 10,000,000 or 9.6% of our outstanding Common Stock.

The trustee of the Union Capital Trust Line of Credit is Ronald Wyles. Ronald Wyles owns 10,000,000 shares of our outstanding Common Stock or 9.6% interest.

In May 2007, we received loan advances of $24,000 from Aurora and $20,000 from Richard Brezzi that were repaid. Richard Brezzi owns 10,000,000 shares of our outstanding Common Stock or 9.6% interest. On July 9, 2007, we entered into a Line of Credit Agreement with Aurora, wherein Aurora agreed to provide a $1 million unsecured line of credit. Interest accrues at the rate of eight percent per annum and is payable monthly. Principal and unpaid interest is due on or before July 8, 2008. Effective December 14, 2007, the Line of Credit Agreement with Aurora was amended to increase the maximum principal amount of the loan to $2 million. As at December 31, 2007, a principal amount of $1,055,871 was outstanding under this line of credit and interest of $24,482 was accrued as an accrued liability. All draws on the Aurora line of credit are subject to review and approval of the lender, who has not denied any of our requests to date.

During the year ended December 31, 2007, we incurred legal fees and expenses of $102,659 with Andrew I. Telsey, P.C. for corporate and securities counsel. Of this amount, $50,468 was included in accounts payable at December 31, 2007. Andrew I. Telsey, our Corporate Secretary and one of its Directors, is the sole shareholder of Andrew I. Telsey, P.C.

During the year ended December 31, 2007, we purchased $2,024 in furniture and design services from Dragonfly Design Group, a company owned by the adult daughter of the Company’s Chairman, President and Chief Executive Officer.

There are no other related party transactions that are required to be disclosed pursuant to Regulation S-B promulgated under the Securities Act of 1933, as amended.

SECTION 16(A) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors and persons who own more than 10% of the Company’s shares of Common Stock to file reports of ownership and changes in ownership of our shares of Common Stock and any other equity securities with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To our knowledge, based solely upon a review of Section 16(a) reports furnished to us for fiscal year 2007 or written representations that no other reports were required, we believe that all filing requirements under Section 16(a) for fiscal year 2007 were complied with on a timely basis.

2007 ANNUAL REPORT TO STOCKHOLDERS

We have enclosed along with this Proxy Statement a copy of the Company’s 2007 Annual Report to Stockholders that includes all financial statements and schedules. We will provide without charge additional copies of the 2007 Annual Report to each person solicited by this Proxy Statement upon request in writing to Ms. Natalie Horrell, Director of Corporate Relations, Northern Ethanol, Inc., 193 King Street East, Suite 300, Toronto, Ontario, M5A 1J5, Canada.

OTHER MATTERS

As of the date of this Proxy Statement, the Board does not intend to present any matter for action at the 2008 Annual Meeting of Stockholders other than as set forth in the Notice of Annual Meeting. If any other matters properly come before the Meeting or any adjournment or postponement thereof, it is intended that the holders of the proxies will act in accordance with their best judgment.

STOCKHOLDER PROPOSALS FOR 2009

ANNUAL MEETING OF STOCKHOLDERS

To be eligible for inclusion in the proxy materials for the Company’s 2009 Annual Meeting of Stockholders, stockholder proposals must be received at the Company’s principal executive offices, Attention: Corporate Secretary, by December 29, 2008. We will consider written proposals received by that date for inclusion in our proxy statement in accordance with regulations governing the solicitation of proxies. A stockholder who wishes to present a proposal at the Company’s 2009 Annual Meeting of Stockholders, but who does not request that the Company solicit proxies for the proposal, must submit the proposal to the Company’s principal executive offices, Attention: Corporate Secretary, no earlier than December 29, 2008 and no later than January 28, 2009.

Because this Proxy Statement was first mailed to our stockholders on May 1, 2007, our Corporate Secretary must receive written notice of a stockholder’s intent to make such nomination or nominations at the 2009 Annual Meeting of Stockholders not later than the close of business on January 28, 2009, and not earlier than the close of business on December 29, 2008.

Each notice of a stockholder proposal must set forth:

•

as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and

•

as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of the beneficial owner, if any, on whose behalf the proposal is made.

The stockholder giving the notice, and the beneficial owner, if any, on whose behalf the nomination or proposal is made, must set forth:

•	the name and address of such stockholder, as they appear on our books, and of such beneficial owner; and

•	the number of shares of each class of our stock which are owned beneficially and of record by such stockholder and such beneficial owner.

If the Board has determined that directors will be elected at a special meeting of stockholders, any stockholder of the Company who is a stockholder of record both at the time of giving of notice of such meeting and at the time of the special meeting, and who is entitled to vote at the meeting and who complies with the notice procedures in the next sentence may nominate a person for election to the Company’s Board. Such stockholder must deliver a notice containing the information described above to the Corporate Secretary not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.

These requirements are separate from the requirements of the SEC that a stockholder must meet to have a proposal included in our proxy statement.

We will also furnish any stockholder a copy of our Bylaws without charge upon written request to the Corporate Secretary.

By Order of the Board of Directors,

s/Andrew I. Telsey

Andrew I. Telsey, Corporate Secretary

May __, 2008

PROXY	Northern Ethanol, Inc.	PROXY

The undersigned hereby appoints Gordon Laschinger and Andrew I. Telsey, or either of them, with power of substitution, as proxies to vote the shares of Common Stock of the undersigned in Northern Ethanol, Inc. at the Annual Meeting of Shareholders to be held Tuesday, June 17, 2008 at 193 King Street East, Suite 300, Toronto, Ontario, M5A 1J5, Canada, and at any adjournment thereof, upon all business that may properly come before the meeting, including the business identified (and in the manner indicated) on this proxy and described in the proxy statement furnished herewith. Indicate your vote by an ☒. It is recommended that you vote FOR all items.

Proposals

1.	To elect the following persons as directors of the Company

Gordon Laschinger	☐	FOR	☐	AGAINST	☐	ABSTAIN
Andrew I. Telsey	☐	FOR	☐	AGAINST	☐	ABSTAIN
Andrew Gertler	☐	FOR	☐	AGAINST	☐	ABSTAIN
Robert Richards	☐	FOR	☐	AGAINST	☐	ABSTAIN
Paul T. Durst	☐	FOR	☐	AGAINST	☐	ABSTAIN
Frank F. Klees	☐	FOR	☐	AGAINST	☐	ABSTAIN

2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accountant, to audit the Company’s financial books and records for its fiscal year ending December 31, 2008.

☐	FOR	☐	AGAINST	☐	ABSTAIN

(PLEASE RETURN PROMPTLY IN THE STAMPED, ENCLOSED ENVELOPE.)

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS WHO RECOMMEND VOTING FORALL ITEMS. IT WILL BE VOTED AS SPECIFIED. IF NOT SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FORALL ITEMS.

_________________________, 2008	___________________________________________ Signature
_________________________ No. of Shares	___________________________________________ Printed Name

Please sign exactly as name(s) appear on this proxy. If joint account, each joint owner should sign. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing.

ADDITIONAL SIGNATURES (if necessary)	___________________________________________ Signature
___________________________________________ Printed Name